                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-95514, 333-21551 and 333-52881) of
Pharmacyclics, Inc., of our report dated August 26, 1998 appearing on page 39 of this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
September 25, 1998